Exhibit 10.2

EXECUTION VERSION

AMENDMENT NO. 2 TO CREDIT AGREEMENT

and

AMENDMENT NO. 1 TO SECURITY AGREEMENT

AMENDMENT NO. 2 to the Credit Agreement (as defined below) and AMENDMENT NO. 1 to the Security Agreement (as defined below), dated as of October 28, 2016 (this “Amendment”), among Jack Cooper Holdings Corp., a Delaware corporation (the “Borrower”), certain subsidiaries of the Borrower as guarantors (the “Guarantors”), the lenders party hereto (collectively, the “Lenders”) and MSDC JC Investments, LLC, as agent for the Lenders (in such capacity, the “Agent”).

W I T N E S S E T H:

WHEREAS, the Borrower, the Agent and the Lenders are party to that certain Credit Agreement, dated as of March 31, 2015 (as amended by Amendment No. 1 to Credit Agreement, dated as of December 23, 2015, and as further amended from time to time, the “Credit Agreement”);

WHEREAS, the Borrower, certain subsidiaries of the Borrower and the Agent are party to that certain Security Agreement, dated as of April 2, 2015 (as amended from time to time, the “Security Agreement”)

WHEREAS, the Borrower has requested that certain provisions of the Credit Agreement and the Security Agreement be amended pursuant to Section 14.1 of the Credit Agreement and Section 20 of the Security Agreement in the manner and on the terms set forth herein; and

WHEREAS, the Borrower, the Agent and the Lenders signatory hereto have agreed to amend certain provisions of the Credit Agreement and the Security Agreement as provided for herein.

NOW, THEREFORE, the parties hereto hereby agree as follows:

ARTICLE I

Defined Terms

Section 1.1.                                 Defined Terms.  Terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement unless otherwise defined herein.

ARTICLE II

Section 2.1.                                 Amendments to the Credit Agreement as of the Second Amendment Effective Date.  Effective as of the Second Amendment Effective Date (as defined below), the Credit Agreement is hereby amended as set forth below:

(a)                                 Section 2.4(d)(ii)(1) of the Credit Agreement is hereby amended by adding “Upon the occurrence of a Change of Control,” at the beginning of the first sentence thereof.

(b)                                 Section 6.1 of the Credit Agreement is hereby amended by amending and restating the last sentence of the first paragraph after clause (b) with the following:

“Notwithstanding anything to this Section 6.1 or in the definition of “Permitted Indebtedness”, (i) no Indebtedness shall be Incurred under any ABL Credit Agreement or the Solus Credit Agreement except pursuant to and in compliance with clause (a) or clause (b)(ii), respectively, of the definition of “Permitted Indebtedness” and (ii) no Solus Obligations shall be considered to be ABL Obligations and the Solus Credit Agreement shall not be considered an ABL Credit Agreement.

(c)                                  Section 6.2 of the Credit Agreement is hereby amended by amending and restating the last sentence of the first paragraph after clause (b) with the following:

“Notwithstanding anything contained in this Section 6.2 or the definitions of “Permitted Collateral Liens” or “Permitted Liens”, no Liens shall secure the ABL Obligations, the Notes Obligations, the Solus Obligations or any Refinancing Indebtedness in respect thereof except pursuant to clause (a) of the definition of the “Permitted Collateral Liens”.”

(d)                                 Section 6.7 of the Credit Agreement is hereby amended by:

(i)                           adding the words “(other than the Solus Obligations)” after the words “any Indebtedness of Borrower and its Subsidiaries” in subclause (a)(i) thereof;

(ii)                        adding the words “(other than the Solus Obligations)” after the words “payment to the Obligations” in subclause (a)(ii) thereof;

(iii)                     replace subclause (D) and subclause (E) thereof with the text as follows:

“and (D) the ABL Obligations or the Solus Obligations solely to the extent any such amendment, modification or change is not prohibited by the terms of the ABL-Term Loan Intercreditor Agreement”

(iv)                    replacing the period at the end of subclause (b)(iii) thereof with “, or” and adding the following clause (c) at the end thereof:

“(c) Notwithstanding anything to the contrary in this Agreement, optionally prepay, redeem, defease, purchase, or otherwise acquire any of the Solus Obligations, other than payments made with the cash proceeds of an equity issuance of Qualified Capital Interests of the Borrower or its direct or indirect parent entities or capital contribution to Holdings or the Borrower in each case occurring within 120 days prior to such payments, so long as no Event of Default shall exist at the time or immediately following such prepayment.

(e)                                  Section 6.9 of the Credit Agreement is hereby amended by deleting the word “and” at the end of clause (h) thereof, replacing the period at the end of clause (i) with “; and” and adding the following:

“(j) Borrower may make cash distributions to Holdings solely with the proceeds of the Loans (as defined in the Solus Credit Agreement as in effect on the Second Amendment Effective Date) for the sole purpose of, within 120 days of the Second Amendment Effective Date, purchasing, repurchasing, retiring or canceling the PIK Notes and paying related fees and expenses, so long as no Event of Default shall exist at the time or immediately following such cash distribution.

Notwithstanding the foregoing or anything else herein to the contrary, in no event shall any Restricted Junior Payment be made by Borrower or any of its Subsidiaries, directly or indirectly, the proceeds of which are used to prepay, redeem, defease, purchase, repurchase or otherwise acquire the PIK Notes, or to pay any fees or interest in cash with respect thereto, other than pursuant to clause (j) above.”

(f)                                   Section 6.11 of the Credit Agreement is hereby amended by:

(i)                           amending and restating clause (a) as follows:

“(a) Directly or indirectly, make or acquire any Investment, except for (i) Permitted Investments and (ii) so long as no Event of Default shall exist at the time or immediately following such Investment, cash Investments by the Borrower in Holdings with the proceeds of the Loans (as defined in the Solus Credit Agreement as in effect on the Second Amendment Effective Date) solely for the purpose of, within 120 days of the Second Amendment Effective Date, purchasing, repurchasing, retiring or canceling the PIK Notes and to pay related fees and expenses and (iii) so long as no Event of Default shall exist at the time or immediately following such purchase, purchases by the Borrower of the PIK Notes, solely with the proceeds of the Loans (as defined in the Solus Credit Agreement as in effect on the Second Amendment Effective Date), within 120 days of the Second Amendment Effective Date, and to pay related fees and expenses.”

(ii)                        adding the following at the end of Section 6.11:

“Notwithstanding the foregoing or anything else herein to the contrary, in no event shall PIK Notes, Notes or Additional Notes, directly or indirectly, be prepaid, redeemed, defeased, purchased, repurchased or otherwise acquired by the Borrower or any of its Subsidiaries other than pursuant to clause (l) of the definition of “Permitted Investments”, Section 6.7(a)(i), Section 6.9(j), Section 6.11(a)(ii) and/or Section 6.11(a)(iii).”

(g)                                  Section 6.12(g) of the Credit Agreement is hereby amended by deleting the words “or any Permitted Intercompany Advance” and replacing it with “or any transactions permitted pursuant to clauses (p) and/or (q) of the definition of “Permitted Indebtedness”.

(h)                                 Section 15.11(a) of the Credit Agreement is hereby amended by adding the words “, the Solus Obligations” after the words “the ABL Obligations” in the penultimate sentence thereof.

(i)                                     Schedule 1.1 of the Credit Agreement is hereby amended by:

(i)                           amending the definition of “ABL Obligations” to add the following at the end thereof:

“provided, further, that the Solus Obligations shall not be considered “ABL Obligations”.

(ii)                        amending and restating the definition of “ABL-Term Loan Intercreditor Agreement” as follows:

“ABL-Term Loan Intercreditor Agreement” means that certain Amended and Restated Intercreditor Agreement, dated as of the Second Amendment Effective Date, between Agent, ABL Agent and Solus Agent, as amended, modified, supplemented, restated, refinanced, refunded or replaced in whole or in part from time to time in accordance with the terms therein.

(iii)                     amending and restating the definition of “ABL Agent” as follows:

“ABL Agent” means the Existing ABL Agent, or in the case of any Additional ABL Credit Agreement or replacement or refinancing of the Existing ABL Credit Agreement permitted hereunder, the person identified as agent in the certificate required pursuant to the definition of “Additional ABL Credit Agreement”.

(iv)                    amending and restating clause (c) of the definition of “Change of Control” as follows:

(c) a “Change of Control” or comparable term as that term is defined in the Notes Indenture, the ABL Credit Agreement or the Solus Credit Agreement (or, in each case, any permitted Refinancing Indebtedness with respect thereto pursuant to clause (l) of the definition of Permitted Indebtedness) occurs (in each case, after giving effect to any applicable waiver, amendment, consent or modification thereunder).

(v)                       amending the definition of “EBITDA” by deleting the period at the end of subclause (ix) thereof and replacing it with “; plus”, and adding, immediately following subclause (ix) thereof, a new subclause (x) as follows:

“(x) fees, costs, and expenses (including transaction fees, attorneys’ fees and other professional costs) incurred and paid in connection with the Second Amendment Effective Date Transactions, including the ones incurred and paid within 90 days following the Second Amendment Effective Date,”

(vi)                    amending the definition of “Permitted Collateral Liens” as follows:

(1)                                 amending and restating clause (a) thereof as follows:

“(a) (i) Liens securing the Notes Obligations, (ii) Liens securing the ABL Obligations, (iii) Liens securing the Solus Obligations, and, in each case, any Refinancing Indebtedness thereof, so long as the Liens securing such Notes Obligations, ABL Obligations, Solus Obligations and Refinancing Indebtedness in respect thereof, in each case, is subject to the terms of the applicable Intercreditor Agreement;”

(2)                                 amending and restating the final sentence thereof as follows:

“Notwithstanding anything contained in Section 6.2 or the definitions of “Permitted Collateral Liens” or “Permitted Liens”, no Liens shall secure the ABL Obligations, the Notes Obligations, the Solus Obligations or any Refinancing Indebtedness in respect thereof except pursuant to clause (a) of the definition of the “Permitted Collateral Liens”.

(vii)                 amending the definition of “Permitted Indebtedness” as follows:

(1)                                 adding the following at the end of clause (a) thereof:

“provided, further, that the Solus Obligations shall not be considered “ABL Obligations.”

(2)                                 amending and restating clause (b) thereof as follows:

“(b) (i) the Notes Obligations and the Additional Notes and (ii) the Solus Obligations, in the case of this clause (ii), to the extent constituting Solus Priority Debt (as defined in the ABL-Term Loan Intercreditor Agreement);”

(viii)              amending clause (k) of the definition of “Permitted Liens” by replacing the text “clauses (h) and (n)” with the text “clauses (h) and (k)”.

(ix)                    amending the definition of “Permitted Investments” as follows:

(1)                                 adding the following at the end of clause (e) thereof:

“and, to the extent constituting an Investment, the transactions permitted pursuant to clauses (p) and/or (q) of the definition of “Permitted Indebtedness”

(2)                                 replacing the word “and” the first time it appears with the word “or;” in clause (l) thereof.

(x)                       amending the definition of “Refinancing Indebtedness” by adding the words “or the Solus Obligations” immediately after the words “the ABL Obligations” in clause (f) thereof;

(xi)                    amending and restating the definition of “Restricted Junior Payment” as follows:

“Restricted Junior Payment” means to: (a) declare or pay any dividend or make any other payment or distribution (i) on account of Stock issued by Borrower (including any payment in connection with any merger or consolidation involving Borrower) or (ii) on account of Stock issued by any Subsidiary of Borrower, in each case to the direct or indirect holders of such Stock in their capacity as such (other than dividends or distributions to Borrower or a Subsidiary); (b) purchase, redeem, make any sinking fund or similar payment, or otherwise acquire or retire for value (including in connection with any merger or consolidation involving Borrower) any Stock issued by Borrower; or (c) make any payment to retire, or to obtain the surrender of, any outstanding warrants, options, or other rights to acquire Stock of Borrower now or hereafter outstanding; provided that the following shall not be “Restricted Junior Payment”: (1) dividends, distributions or payments, in each case, made solely in Qualified Capital Interests in the Borrower; (2) dividends or distributions made by any Subsidiary of the Borrower to a Loan Party and (3) dividends or distributions made by any Subsidiary of the Borrower that is not a Loan Party to a Subsidiary of the Borrower that is not a Loan Party.”

(xii)                 adding the following definitions in the appropriate alphabetical order:

“Holdings” means Jack Cooper Enterprises, Inc. (f/n/a JCH Parent, Inc.), a Delaware corporation and direct parent of the Borrower.

“PIK Notes” means the “Notes” under and as defined in that certain Indenture, dated as of June 10, 2014, by and between Holdings, as issuer, and U.S. Bank National Association, as trustee.

“Second Amendment Effective Date” means October [  ], 2016.

“Second Amendment Effective Date Transactions” means the execution, delivery and performance by the Borrower and the other Loan Parties of the Second Amendment, the loan documentation in connection with the Solus Credit Agreement (but not the use of proceeds of the loans thereunder), the amendment to the Existing ABL Credit Agreement, and all the other transactions related to any of the foregoing and contemplated to have occurred as of the Second Amendment Effective Date, and the payment of premiums, fees and expenses in connection with the foregoing.

“Solus Agent” means Wilmington Trust, National Association or any of its successors, assigns or replacements, in its capacity as administrative agent and collateral agent under the Solus Credit Agreement and the Solus Loan Documents.

“Solus Credit Agreement” means that certain Credit Agreement, dated as of October [  ], 2016, by and among the Borrower, Wilmington Trust, National Associations, as agent for lenders thereunder and the lenders signatory thereto, together with all related notes, collateral documents, guarantees, and any other related agreements and instruments executed and delivered in connection therewith, in each case as amended, modified, supplemented, restated, refinanced, or replaced in whole or in part from time to time to the extent permitted hereunder and under the ABL-Term Loan Intercreditor Agreement, including by or pursuant to any agreement or instrument that extends the maturity of any Indebtedness thereunder or that adds Subsidiaries of the Borrower as additional borrowers or guarantors thereunder (provided that, any Subsidiary that is not a Foreign Subsidiary that becomes an additional borrower or guarantor thereunder shall also be a Guarantor of the Obligations), in each case with respect to such agreement or any successor or replacement agreement and whether by the same or any other agent, lender, group of lenders, purchasers or debt holders; provided, any such amendment, modification, supplement, restatement, refinancing or replacement shall otherwise be permitted hereunder and under the ABL-Term Loan Intercreditor Agreement as a condition to effectiveness thereof and at the time of entry Borrower shall have delivered to Agent and Lenders an officer’s certificate certifying that such amendment, modification, supplement, restatement, refinancing or replacement is permitted to be made or incurred by this Agreement and the ABL-Term Loan Intercreditor Agreement.

“Solus Loan Documents” means the “Loan Documents” (or comparable term) as defined in the Solus Credit Agreement.

“Solus Obligations” means, in each case to the extent constituting Solus Priority Debt (as defined in the ABL-Term Loan Intercreditor Agreement), the “Obligations” as defined in the Solus Credit Agreement and all other amounts owing, due, or secured under the terms of the Solus Credit Agreement and any other Solus Loan Documents, whether now existing or arising hereafter, including all amounts payable under or secured by any Solus Loan Documents (including, in each case, all amounts accruing on or after the commencement of any Insolvency Proceeding relating to any Loan party, or that would have accrued or become due under the terms of the Solus Loan Documents but for the effect of the Insolvency Proceeding and irrespective of whether a claim for all or any portion of such amounts is allowable or allowed in such Insolvency Proceeding).

Section 2.2.                                 Amendments to the Security Agreement as of the Second Amendment Effective Date.  Effective as of the Second Amendment Effective Date, the Security Agreement is hereby amended as set forth below:

(a)                                 Section 2 of the Security Agreement is hereby amended by:

(i)                           adding the following immediately after the words “shall not include” in the last paragraph thereof:

“the following, unless, in each case, a lien on such asset has been granted to secure the Notes Obligations, the ABL Obligations or the Solus Obligations”

(ii)                        deleting the words “, unless, in each case, a Lien has been granted to secure the ABL Obligations or the Notes Obligations” in subclause (iv) of the last paragraph thereof.

(b)                                 Section 5(e) of the Security Agreement is hereby amended by:

(i)                           replacing the parenthetical “(subject to Permitted Liens and the Intercreditor Agreements)” with “(subject to Permitted Liens, Permitted Collateral Liens and the Intercreditor Agreements); and

(ii)                        replacing the parenthetical “(subject to Permitted Liens)” with “(subject to Permitted Liens and Permitted Collateral Liens)”.

(c)                                  Section 5(f) of the Security Agreement is hereby amended by:

(i)                           adding the words “and Permitted Collateral Liens” after the words “Permitted Liens” in clause (i) thereof;

(ii)                        replacing the parenthetical “(subject to the Intercreditor Agreements and Permitted Liens)” with “(subject to the Intercreditor Agreements, Permitted Liens and Permitted Collateral Liens)” in clause (iv) thereof; and

(iii)                     replacing the parenthetical “(which shall not be required)” in clause (iv) thereof with the following:

“(which shall not be required, unless, in each case, any such local perfection action has been taken in favor of the respective collateral agent or administrative agent for the ABL Obligations, Notes Obligations or the Solus Obligations)”.

(d)                                 Section 6(e) of the Security Agreement is hereby amended by replacing the period in the last parenthetical therein with a comma.

(e)                                  Section 6(i) of the Security Agreement is hereby amended by replacing the parenthetical “(subject to Permitted Liens and the Intercreditor Agreements)” with “(subject to Permitted Liens, Permitted Collateral Liens and the Intercreditor Agreements)”.

(f)                                   Section 6(m)(i)(C) of the Security Agreement is hereby amended and restated as follows:

“ (C) other than Permitted Dispositions, Permitted Liens or Permitted Collateral Liens, assign or surrender their rights and interests under any of the Pledged Notes or terminate, cancel, modify, change, supplement or amend the Pledged Notes (in each case other than pursuant to its terms thereof), and”

ARTICLE III

Conditions to Effectiveness

This Amendment shall become effective on the date hereof (the “Second Amendment Effective Date”) on which the Agent (or its counsel) shall have received:

(a)                                 from (i) the Agent, (ii) the Borrower and the Guarantors and (iii) the Required Lenders, counterparts of this Amendment signed on behalf of such parties (which may include telecopy or other electronic transmission of a signed signature page of this Amendment);

(b)                                 a certificate, dated as of the Second Amendment Effective Date and signed on behalf of the Borrower by a responsible officer of the Borrower, certifying (i) that the representations and warranties set forth herein and in the other Loan Documents, in each case after giving effect to this Amendment and the amendments to the Existing ABL Credit Agreement and the ABL-Term Loan Intercreditor Agreement on the date hereof, are true and correct in all material respects (it being understood that any representation and warranty that is qualified as to “materiality”, “Material Adverse Change” or similar language shall be true and correct in all respects after giving effect to any such qualification therein) with the same effect as though made on and as of the Second Amendment Effective Date (it being understood and agreed that any representation or warranty which by its terms is made as of a specified date shall be required to be true and correct in all material respects only as of such specified date), (ii) no Default or Event of Default exists and is continuing on the Second Amendment Effective Date, in each case after giving effect to this Amendment, the transactions contemplated hereby and the amendments to the Existing ABL Credit Agreement and the ABL-Term Loan Intercreditor Agreement on the date hereof, and (iii) the execution, delivery and performance of the Borrower and its Subsidiaries of that certain Credit Agreement, dated as of October [_], 2016, by and among the Borrower, the lenders party thereto, Wilmington Trust, National Associations as agent for the lenders (the “Solus Credit Agreement”) and the other “Loan Documents” (as defined in the Solus Credit Agreement, including the incurrence of Indebtedness and granting of Liens thereunder, is permitted by the Notes Indenture, the Existing ABL Credit Agreement and the Intercreditor Agreements (in each case, if applicable, as amended on the date hereof);

(c)                                  a fully executed amended and restated ABL-Term Loan Intercreditor Agreement in form and substance reasonably satisfactory to Agent;

(d)                                 a fully executed joinder to the ABL-Notes Intercreditor Agreement, whereby the agent under the Solus Credit Agreement gives notice that the Solus Credit Agreement is an Additional ABL Credit Agreement under and as defined in the ABL-Notes Intercreditor Agreement, and such other documentation related thereto reasonably requested by the Agent;

(e)                                  true and complete copies of (i) an amendment to the Existing ABL Credit Agreement (the “ABL Amendment”) and (ii) the Solus Credit Agreement and the other Loan Documents (as defined in the Solus Credit Agreement), in each case reasonably satisfactory to Agent, and certified by a responsible officer of the Borrower as being true, correct, complete and in full force and effect; and

(f)                                   all reasonable and documented out-of-pocket fees and expenses (including, without limitation, legal fees and expenses) of Agent.

The undersigned Lenders hereby authorize Agent to enter into the ABL-Term Loan Intercreditor Agreement in the form attached hereto as Exhibit A.

ARTICLE IV

Representation and Warranties.

The Borrower and each Guarantor hereby represents and warrants to the Agent and the Lenders, in each case as of the date hereof, that

(a)                                 the representations and warranties set forth in the other Loan Documents, in each case, after giving effect to this Amendment, and the amendments to the Existing ABL Credit Agreement are true and correct in all material respects (it being understood that any representation and warranty that is qualified as to “materiality”, “Material Adverse Change” or similar language shall be true and correct in all respects after giving effect to any such qualification therein) with the same effect as though made on and as of the Second Amendment Effective Date (it being understood and agreed that any representation or warranty which by its terms is made as of a specified date shall be required to be true and correct in all material respects only as of such specified date);

(b)                                 no Default or Event of Default exists and is continuing on the Second Amendment Effective Date or after giving effect to this Amendment, the transactions contemplated hereby and the amendments to the Existing ABL Credit Agreement and the ABL-Term Loan Intercreditor Agreement on the date hereof;

(c)                                  (i) it has the requisite corporate or limited liability company power and authority to execute and deliver this Amendment, and to perform its obligations hereunder and under the Loan Documents (as amended hereby) to which it is a party, (ii) the execution, delivery and performance by the Borrower of this Amendment has been duly approved by all necessary corporate or limited liability company action and does not (A) violate any material provision of federal, state, or local law or regulation applicable to any Loan Party or its Subsidiaries, the Governing Documents of any Loan Party or its Subsidiaries, or any order, judgment or decree of any court or other Governmental Authority binding on any Loan Party or its Subsidiaries, (B) conflict with, result in a breach of, or constitute (with due notice or lapse of time or both) a default under any Material Contract of any Loan Party or its Subsidiaries except to the extent that any such conflict, breach or default could not individually or in the aggregate reasonably be expected to have a Material Adverse Change, (C) conflict with, result in a breach of, or constitute (with due notice or lapse of time or both) a default under the Existing ABL Credit Agreement, any Intercreditor Agreement or the Notes Indenture, in each case after giving effect to this Amendment and the amendments to the Existing ABL Credit Agreement and the ABL-Term Loan Intercreditor Agreement on the date hereof,  (D) result in or require the creation or imposition of any Lien of any nature whatsoever upon any assets of any Loan Party, other than Permitted Collateral Liens or Permitted Liens, after giving effect to this Amendment and the amendments to the Existing ABL Credit Agreement and the ABL-Term Loan Intercreditor Agreement on the date hereof, or (E) require any approval of any Loan Party’s interestholders or any approval or consent of any Person under any Material Contract of any Loan Party, other than consents or approvals that have been obtained and that are still in force and effect and except, in the case of Material Contracts (other than any of the agreements described in subclause (C) above, for consents or approvals, the failure to obtain could not individually or in the aggregate reasonably be expected to cause a Material Adverse Change;

(d)                                 this Amendment (i) has been duly executed and delivered by the Borrower and each Guarantor and (ii) is the legal, valid and binding obligation of the Borrower and each Guarantor, enforceable against the Borrower and each Guarantor in accordance with its terms, and is in full force and effect, except to the extent that (A) the enforceability thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other laws relating to or affecting generally the enforcement of creditors’ rights or general principles of equity or (B) the availability of the remedies of specific performance or injunctive relief are subject to the discretion of the court before which any proceeding therefor may be brought;

(e)                                  The Loan Parties, taken as whole, after giving effect to this Amendment, the incurrence of the loans and other obligations under the Solus Credit Agreement and the “Loan Documents” (as defined in the Solus Credit Agreement) and the consummation of the transactions contemplated hereby and thereby, are Solvent.

ARTICLE V

Miscellaneous

Section 5.1.                                 Acknowledgment.  The Borrower and each Guarantor hereby acknowledges and reaffirms (a) all of its obligations and duties under the Loan Documents, and (b) that the Agent, for the ratable benefit of the Lender Group, has, and shall continue to have after the effectiveness of this Amendment, valid, perfected Liens in the Collateral (other than (i) in respect of Vehicles that are subject to a certificate of title and as to which the Agent has elected not to note its Lien on the applicable certificate of title, (ii) Commercial Tort Claims and letter-of-credit rights that are not required to be perfected by the terms of the Security Agreement and (iii) any Deposit Accounts and Securities Accounts not subject to a Control Agreement as permitted by Section 6.11 of the Credit Agreement).

Section 5.2.                                 Effect of Amendment.  Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of Agent or any Lender under the Loan Documents, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Loan Documents, all of which are ratified and affirmed in all respects and shall continue in full force and effect except that, on and after the Second Amendment Effective Date, each reference to the Credit Agreement in the Loan Documents shall mean and be a reference to the Credit Agreement as amended by this Amendment.  Nothing herein shall be deemed to entitle any Borrower to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Loan Documents in similar or different circumstances.  This Amendment is a Loan Document executed pursuant to the Credit Agreement and shall be construed, administered and applied in accordance with the terms and provisions thereof.

Section 5.3.                                 Costs and Expenses.  The Borrower shall pay to the Agent all of the Agent’s reasonable and documented out-of-pocket costs and expenses (including, without limitation, the reasonable and documented fees and expenses of its counsel) arising in connection with the preparation, execution, and delivery of this Amendment and all related documents.

Section 5.4.                                 Limited Effect.  In the event of a conflict between the terms and provisions of this Amendment and the terms and provisions of the Credit Agreement, the terms and provisions of this Amendment shall govern.  In all other respects, the Credit Agreement, as amended and supplemented hereby, shall remain in full force and effect.

Section 5.5.                                 Counterparts; Effectiveness.  This Amendment may be executed in any number of counterparts and by different parties on separate counterparts, each of which when so executed and delivered shall be deemed to be an original.  All such counterparts, taken together, shall constitute but one and the same Amendment.  This Amendment shall become effective upon the execution of a counterpart of this Amendment by each of the parties hereto and satisfaction of each of the other conditions precedent set forth in Article III hereof.  This Amendment is a Loan Document and is subject to all the terms and conditions, and entitled to all the protections, applicable to Loan Documents generally.  Delivery of an executed counterpart of this Amendment by telefacsimile or .pdf shall be equally effective as delivery of a manually executed counterpart.

Section 5.6.                                 Choice of Law and Venue; Jury Trial Waiver; Judicial Reference.  SECTION 12 OF THE CREDIT AGREEMENT IS INCORPORATED HEREIN BY REFERENCE MUTATIS MUTANDIS.

Section 5.7.                                 Reaffirmation of Guaranties.  Each of the undersigned Guarantors hereby reaffirms and agrees that (a) the Guaranty and the Loan Documents to which it is a party shall remain in full force and effect (including, without limitation, any security interests granted therein) after this Amendment is consummated as if consummated contemporaneously therewith, (b) nothing in the Loan Documents to which it is a party obligates the Agent or the Lenders to notify such Guarantor of any changes in the financial accommodations made available to the Loan Parties or to seek reaffirmations of the Loan Documents to which such Guarantor is a party; and (c) no requirement to so notify such Guarantor or to seek such Guarantor’s reaffirmation in the future shall be implied by this Section 6.6.

Section 5.8.                                 Headings.  The headings and numbers set forth in this Amendment are for convenience only and shall not limit or otherwise affect the meaning hereof.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered by their respective duly authorized officers as of the date first above written.

JACK COOPER HOLDINGS CORP.

By:	/s/ T. Michael Riggs
Name:	T. Michael Riggs
Title:	Chief Executive Officer

AUTO HANDLING CORPORATION

By:	/s/ T. Michael Riggs
Name:	T. Michael Riggs
Title:	Chief Executive Officer

JACK COOPER LOGISTICS, LLC

By:	/s/ T. Michael Riggs
Name:	T. Michael Riggs
Title:	Chief Executive Officer

JACK COOPER TRANSPORT COMPANY, INC.

By:	/s/ T. Michael Riggs
Name:	T. Michael Riggs
Title:	Chief Executive Officer

PACIFIC MOTOR TRUCKING COMPANY

By:	/s/ T. Michael Riggs
Name:	T. Michael Riggs
Title:	Chief Executive Officer

[Signature Page to Amendment No. 2]

JACK COOPER SPECIALIZED TRANSPORT, INC.

By:	/s/ T. Michael Riggs
Name:	T. Michael Riggs
Title:	Chief Executive Officer

AUTO EXPORT SHIPPING, INC.

By:	/s/ T. Michael Riggs
Name:	T. Michael Riggs
Title:	Chief Executive Officer

AXIS LOGISTIC SERVICES, INC.

By:	/s/ T. Michael Riggs
Name:	T. Michael Riggs
Title:	Chief Executive Officer

JACK COOPER CT SERVICES, INC.

By:	/s/ T. Michael Riggs
Name:	T. Michael Riggs
Title:	Chief Executive Officer

JACK COOPER RAIL AND SHUTTLE, INC.

By:	/s/ T. Michael Riggs
Name:	T. Michael Riggs
Title:	Chief Executive Officer

Car Pilot, Inc.

By:	/s/ Theo Ciupitu
Name:	Theo Ciupitu
Title:	Executive Vice President and Secretary

[Signature Page to Amendment No. 2]

MSDC JC INVESTMENTS, LLC, as Agent and
Lender

By:	/s/ Marcello Liguori
Name:	Marcello Liguori
Title:	Vice President

[Signature Page to Amendment No. 2]

Exhibit A

ABL-Term Loan Intercreditor Agreement

See attached.

[Signature Page to Amendment No. 2]